UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 13, 2006

PLIANT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Utah	333-40067	87-0496065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1475 Woodfield Road, Suite 700
Schaumburg, IL 60173

(Address of Principal Executive Offices)  (Zip Code)

(847) 969-3300

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. Other Events.

Pliant Corporation has reported its first quarter 2006 results of operations. The Company’s press release dated April 13, 2006 announcing the results for the first quarter 2006 is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(d)  The following items are included as Exhibits to this report:

99.1         Press Release dated April 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date: April 18, 2006	By:	/s/ Joseph Kwederis
Joseph Kwederis Senior Vice President and Chief Financial Officer